Exhibit 99.2
Execution Copy
[Reference No. CB10-818]
SCHEDULE
to the
ISDA 2002 Master Agreement
dated as of June 1, 2006,
between
CITIBANK, N.A.,
a national banking association organized under the laws of the United States
(“Party A”)
and
LIFEPOINT HOSPITALS, INC.,
a corporation organized and existing
under the laws of the State of Delaware
(“Party B”)
Part 1
Termination Provisions
In this Agreement:
          (a) “Specified Entity” means for the purpose of Section 5(a)(v) of this Agreement, (i) in relation to Party A, Citigroup Global Markets Limited, Citigroup Global Markets Inc., Citigroup Forex Inc., Citigroup Global Markets Commercial Corp., Citicorp Securities Services, Inc., Citigroup Financial Products Inc., Citigroup Energy Inc., and Citigroup Global Markets Deutschland AG (individually a “Section 5(a)(v) Affiliate”), and (ii) in relation to Party B, any Affiliate of Party B.
          (b) “Specified Transaction” will have the meaning specified in Section 14 of this Agreement. For purposes of clause (c) of such definition, Specified Transaction includes any securities options, margin loans, short sales, and any other similar transaction now existing or hereafter entered into between Party A (or any Section 5(a)(v) Affiliate) and Party B (or any Affiliate of Party B)

          (c) The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will apply to Party B.
For purposes of Section 5(a)(vi), the following provisions apply:
“Specified Indebtedness” shall have the meaning set forth in Section 14 of this Agreement, provided, however, that Specified Indebtedness shall not include deposits received in the course of a party’s ordinary banking business.
“Threshold Amount” means
(i) with respect to Party A, 2% of the stockholders’ equity of Party A; and
(ii) with respect to Party B, $25,000,000;
including the U.S. Dollar equivalent on the date of any default, event of default or other similar condition or event of any obligation stated in any other currency.
For purposes of the above, stockholders’ equity shall be determined by reference to the relevant party’s most recent consolidated (quarterly, in the case of a U.S. incorporated party) balance sheet and shall include, in the case of a U.S. incorporated party, legal capital, paid-in capital, retained earnings and cumulative translation adjustments. Such balance sheet shall be prepared in accordance with accounting principles that are generally accepted in such party’s country of organization.
          (d) The “Credit Event Upon Merger” provisions of Section 5(b)(v) of this Agreement will apply to Party A and will apply to Party B.
          (e) The “Automatic Early Termination” provisions of Section 6(a) will not apply to Party A and will not apply to Party B; provided, however, that with respect to a party, where the Event of Default specified in Section 5(a)(vii)(1), (3), (4), (5), (6) or to the extent analogous thereto, (8) is governed by a system of law which does not permit termination to take place after the occurrence of the relevant Event of Default, then the Automatic Early Termination provisions of Section 6(a) will apply to such party.
          (f) “Termination Currency” will have the meaning specified in Section 14 of this Agreement.
          (g) “Additional Termination Event” will not apply.
          (h) “Additional Event of Default”. Section 5(a) of the Agreement is modified by adding at the end thereof the following subsection (ix):

     “(ix) The events of default in Article VII of the Credit Agreement (as defined below) shall constitute Events of Default under this Agreement, with Party B as the Defaulting Party. In the event the Credit Agreement terminates or becomes no longer binding on Party B prior to the termination of this Agreement, or Party A, or an Affiliate of Party A, is no longer a party to the Credit Agreement, each such Event of Default, as existing on the date of the termination of the Credit Agreement, or immediately prior to such time that the Credit Agreement is no longer binding on Party B, or Party A, or an Affiliate of Party A, is no longer a party to the Credit Agreement, shall remain in full force and effect for purposes of this Agreement as though set forth in full herein until the date on which all of Party B’s obligations under this Agreement are fully performed, and this Agreement is terminated.
     “Credit Agreement” shall mean the Credit Agreement dated as of April 15, 2005, by and among Party B as “Borrower” and the Lenders (as defined therein) and Citicorp North America Inc., as “Administrative Agent”, as such agreement may be modified or amended from time to time.”
Part 2
Tax Representations
          (a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:
It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or documents under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.
          (b) Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A and Party B make the representations specified below, if any:
The following representation will apply to Party A:
It is a national banking association organized under the laws of the United States and its U.S. taxpayer identification number is 13-5266470. It is “exempt” within the meaning of

Treasury Regulation sections 1.6041-3(p) and 1.6049-4(c) from information reporting on Form 1099 and backup withholding.
The following representation will apply to Party B:
It is a corporation created or organized in the United States or under the laws of the United States and its U.S. taxpayer identification number is 20-1538254. It is “exempt” within the meaning of Treasury Regulation sections 1.6041-3(p) and 1.6049-4(c) from information reporting on Form 1099 and backup withholding.
Part 3
Agreement to Deliver Documents
For the purpose of Section 4(a) of this Agreement:
          I. Tax forms, documents or certificates to be delivered are:

Party required to	Form/Document/	Date by which to
deliver document	Certificate	Be delivered
(i) Party B	As required under Section 4(a)(i) of the Agreement, IRS Form W-9, IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP and/or IRS Form W-8IMY, whichever is relevant.	Promptly upon execution of this Agreement; and promptly upon learning that any form previously provided by Party B has become obsolete or incorrect.

          II. Other documents to be delivered are:

Party required
to deliver	Form/Document/	Date by which to	Covered by
document	Certificate	be delivered	Section 3(d)
(a) Party A and Party B	Evidence reasonably satisfactory to the other party of the (i) authority of such party to enter into the Agreement, Credit Support Documents and any Transactions and (ii) the authority and genuine signature of the individual signing the Agreement on behalf of such party to execute the same.	As soon as practicable after execution of this Agreement and, if requested by the other party, as soon as practicable after execution of any Confirmation of any other Transaction.	Yes

(b) Party A	The party’s Consolidated reports of Condition and Income for A Bank with Domestic and Foreign Offices – FFIEC 031	Upon request, provided, however, that such financials are “deemed” to be delivered hereunder on the date the same shall be posted on the Citibank.com website. (www.citibank.com)	Yes

(c) Party B	The party’s annual report containing audited consolidated financial statements prepared in accordance with accounting principles that are generally accepted in such party’s country of organization and certified by independent certified public accountants for each fiscal year.	As soon as available and in any event within 120 days (or as soon as practicable after becoming publicly available) after the end of each of its fiscal years.	Yes (but modified to provide that financial statements fairly reflect the financial condition and results of operations of Party B at the date(s) and for the period(s) indicated in the financial statements).

Party required
to deliver	Form/Document/	Date by which to	Covered by
document	Certificate	be delivered	Section 3(d)
(d) Party A and B	The party’s unaudited consolidated financial statements, the consolidated balance sheet and related statements of income for each fiscal quarter prepared in accordance with accounting principles that are generally accepted in such party’s country of organization.	As soon as available and in any event within 60 days (or as soon as practicable after becoming publicly available) after the end of each of its fiscal quarters.	Yes (but modified to provide that financial statements fairly reflect the financial condition and results of operations of Party B at the date(s) and for the period(s) indicated in the financial statements).

(e) Party B	A duly executed copy of the Credit Support Documents specified in Part 4(f) of this Schedule.	Upon execution of this Agreement.	No
Part 4
Miscellaneous
          (a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:
Address for notices or communications to Party A:

Address:	250 West Street
10th Floor
New York, New York 10013

Attention:	Director Derivatives Operations

Facsimile No.: 212 723 2956
(For all purposes)
In addition, in the case of notices or communications relating to Section 5, 6, 11 or 13 of this Agreement, a second copy of any such notice or communication shall be addressed to the attention of Party A’s legal department as follows:

Address:	Legal Department
77 Water Street
9th Floor
New York, New York 10004

Attention:	Department Head

Facsimile No.: (212) 657-1452

Address for notices or communications to Party B:

Address:	LifePoint Hospitals, Inc.
103 Powell Court, Suite 200
Brentwood, Tennessee 37027

Attention:	Michael J. Culotta, Chief Financial Officer

Facsimile No: (615) 372-8575
(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(b) of this Agreement:

Party A is a Multibranch Party and may enter into a Transaction through any of the following offices: New York, London and Tokyo.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent will be Party A unless otherwise specified in a Confirmation in reference to the relevant Transaction, provided, however, if Party A is a Defaulting Party, the Calculation Agent shall be Party B or its designee.

          (f) Credit Support Document. Details of any Credit Support Document:

In relation to Party A:	None

In relation to Party B:	(i) the Pledge Agreement dated as of April 15, 2005, among Party B as “Borrower”, each Subsidiary of the Borrower (as defined therein) and Citicorp North America, Inc. as “Collateral Agent” for the Secured Parties (as defined therein), as may be modified or amended from time to time (the “Pledge Agreement”) and (ii) the Guarantee Agreement (as defined in the Credit Agreement).
          (g) Credit Support Provider.

In relation to Party A:	None

In relation to Party B:	Each Subsidiary Loan Party (as such term is defined in the Credit Agreement)
          (h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.
          (i) Jurisdiction. Section 13(b)(i) of the Agreement is hereby amended by deleting in line 2 of paragraph 2 the word “non-” and by deleting paragraph (iii) thereof. The following shall be added at the end of Section 13(b): “Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction.”
          (j) “Affiliate” will have the meaning specified in Section 14 of this Agreement.
          (k) Absence of Litigation. For the purpose of Section 3(c): “Specified Entity” means in relation to Party A, any Affiliate of Party A, and in relation to Party B, any Affiliate of Party B.
          (l) No Agency. The provisions of Section 3(g) will apply to this Agreement.
          (m) Additional Representation will apply. For the purpose of Section 3 of this Agreement, the following will constitute an Additional Representation:
“(h) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (1) No Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.
     (2) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.
     (3) Status of Parties. The other party is not acting as a fiduciary for or an advisor to it in respect of that Transaction.
(i) Risk Management. Party B alone represents that this Agreement has been, and each Transaction hereunder has been or will be, as the case may be, entered into for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business (including financial intermediation services) and not for the purpose of speculation.
(j) Eligible Contract Participant. (a) It is an “eligible contract participant” within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended (the “CEA”), (b) this Agreement and each Transaction is subject to individual negotiation by each party, and (c) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the CEA.
(k) Financial Institution. Party A alone represents that it is a “financial institution” as defined in the Federal Deposit Insurance Corporation Improvement Act of 1991 or Regulation EE promulgated by the Federal Reserve Board thereunder.
(l) ERISA. The assets that are used in connection with the execution, delivery and performance of this Agreement and the Transactions entered into pursuant hereto are not the assets of an employee benefit or other plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan described in Section 4975 of the Internal

Revenue Code of 1986, as amended (the “Code”), an entity whose underlying assets include “plan assets” by reason of Department of Labor regulation section 2510.3-101, or a governmental plan that is subject to any federal, state, or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
(m) Obligations. The obligations of Party B under this Agreement are “Obligations” as defined in the Pledge Agreement, and Party A is a “Secured Party” and a “Hedging Exchanger” as each term is defined in the Pledge Agreement.”
          (n) “Netting of Payments” Either party may notify the other in writing, not less than one Local Business Day in advance of one or more Scheduled Payment Dates, that with regard to payments due on that date, Multiple Transaction Payment Netting will apply. Except to the extent that such advance written notice shall have been given, subparagraph Multiple Transaction Payment Netting will not apply for purposes of Section 2(c) of this Agreement.
Part 5
Other Provisions
          (a) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement.
          (b) Severability. Except as otherwise provided in Sections 5(b)(i) or 5(b)(ii) in the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          (c) Netting. In the event that any Terminated Transaction cannot be aggregated and netted against all other Terminated Transactions under Section 6(e) of the Agreement, such excluded Terminated Transactions shall be aggregated and netted amongst themselves to the fullest extent permitted by law.
          (d) Confirmation Procedures. For each Transaction that Party A and Party B enter hereunder, Party A shall promptly send to Party B a Confirmation setting forth the terms of such Transaction. Party B shall execute and return the Confirmation to Party A or request correction of any error within five Business Days of receipt. Failure of Party B to respond within such period shall not affect the validity or enforceability of such Transaction and shall be deemed to be an affirmation and acceptance of such terms.

          (e) Escrow Payments. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case the deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by the irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 am. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipients’ failure to make the escrow deposit it is required to make hereunder in a timely fashion.
          (f) Recording of Conversations. Each party hereto consents to the recording of its telephone conversations relating to this Agreement or any potential Transaction. To the extent that one party records telephone conversations (the “Recording Party”) and the other party does not (the “Non-Recording Party”), the Recording Party shall, in the event of any dispute, make a complete and unedited copy of such party’s tape of the entire day’s conversations with the Non-Recording Party’s personnel available to the Non-Recording Party. The Recording Party’s tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party’s policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

          (g) Limitation of Liability. No party shall be required to pay or be liable to the other party for any consequential, indirect or punitive damages, opportunity costs or lost profits.
IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CITIBANK, N.A.		LIFEPOINT HOSPITALS, INC.

By:	/s/ Linda Cook	By:	/s/ Michael J. Culotta
Name:	Linda Cook	Name:	Michael J. Culotta
Title:	Vice President, Citibank, N.A.	Title:	Chief Financial Officer
Date:	September 7, 2006	Date:	August 30, 2006